Exhibit 99.1

Smith Barney Conference Beyond the Basics Financial Service Forum May 25, 2005 Steven Abreu, CEO and President David Petrini, EVP and CFO G

Disclaimer The Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of North Fork's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements; the ability to obtain governmental approvals of the merger on the proposed terms and schedule; the risk that the businesses will not be integrated successfully, the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with clients, employees or suppliers; increased competition and its effect on pricing, spending, third-party relationships and revenues; the risk of new and changing regulation in the U.S. and internationally. Additional factors that could cause North Fork's results to differ materially from those described in the forward-looking statements can be found in the 2004 Annual Reports on Forms 10-K of North Fork, and in the Quarterly Reports on Form 10-Q of North Fork filed with the SEC and available at the SEC's internet site (http://www.sec.gov). The forward-looking statements in this presentation speak only as of the date of the presentation, and North Fork assumes any obligation to forward-looking statements.

Agenda Mortgage Industry GreenPoint Mortgage What Makes Us Different Continued Success

Mortgage Industry

Changes and Trends Borrower Demographics Non-traditional borrowers represent the fastest growing segment Minority homeownership is significantly lower, but is rising faster 49.5% in 2003 vs. 43.2% in 1994 Origination Channels Brokers have significant share of originations Technology is now a major competitive differentiator Mortgage Products Non-traditional mortgage products are gaining prominence ARMs are now more popular Alt-A and sub-prime products are gaining Geography California is still number one in originations (24% of total)

GreenPoint Mortgage

Who Are We? A superior national originator of specialty mortgages Top 5 Wholesale lender $39 Billion in originations in 2003 $40 Billion in originations in 2004 $10 Billion in originations in Q1 2005 Highly Profitable Headquartered in Novato, California 3,203 Total Staff 2,701 Employees 502 Temporary/Contract Staff

Servicing Servicing operations are located in Columbus, GA, Santa Rosa, CA and India (customer service and escrow administration) $46 billion Servicing portfolio (over 300,000 loans) as of 3/31/05 Product type composition of loans serviced: 37% HELOCs 30% ARMs 33% Fixed Rate

Top Wholesalers in 2004 Lender FY 2004 % Change to 2003 1 Countrywide $85.7 (14%) 2 WaMu $71.5 (16%) 3 Chase $48.4 (26%) 4 Wells Fargo 43.7 (48%) 5 GreenPoint $33.4 1% 6 ABN Amro $31.4 (63%) 7 Bank of America $30.1 (23%) 8 National City $27.2 (46%) 9 CitiMortgage $20.9 (15%) 10 Flagstar Bank $19.7 (38%) Dollars in Billions Source: Origination News 3/05 Excludes Subprime lenders

Where Are We? Wholesale Branches Retail Locations Servicing Center Correspondent Offices 2005 New Wholesale Branches and Satellite Offices GPX

Production Q1 2005 Q4 2004 % Change Qtr/Qtr Q1 2004 % Change Yr/Yr Mortgage Industry Volume $588 $626 (6%) $619 (5%) GPM Volume $10.0 $10.4 - $8.2 22% GPM Market Share 1.70% 1.67% 2% 1.32% 29% Purchase $4.9 $5.2 (6%) $3.4 40% Refi $5.1 $5.2 (2%) $4.7 9% Total Pipeline $7.4 $6.3 17% $9.5 (22%) Dollars in Billions MBA 4/14/05

Financial Trends - Q1 2005 Summary Total Revenue Total Non Int Exp Pre-Tax Income 1Q2005 1Q'05v1Q'04 4Q2004 1Q2004 1Q'05v4Q'04 $165 $73 $160 $73 $160 $67 $5 3% $0 0% $5 3% ($6) (9%) $92 $87 $93 $5 6% ($1) (1%) $ in Millions Excludes Purchase Accounting Adjustments Originations ($B) $10 $10 $8 $0 0% $2 25%

External Sales Volume Q4 2004 Product Volume Margin Specialty HELOC & Seconds Agency & Jumbo $3.8 B 184 bps $0.97 B 130 bps $2.8 B 99 bps Volume Margin $4.3 B 145 bps $1.6 B 145 bps $2.4 B 84 bps Q1 2005 Excludes Purchase Accounting Adjustments Total $7.5 B 146 bps $8.3 B 127 bps

What is Specialty? Conventional Conventional Specialty Sub-Prime "A" credit borrower looking for alternative Form of documentation: Stated Income and/or Assets No Income and/or Assets

Weighted Average FICO and LTV Profile 2002 2003 2004 Q1 2005 FICO 715 716 716 717 LTV 0.71 0.7 0.73 0.73

What Makes Us Different

What Makes Us Different? Deep relationships with nationwide broker community Strong purchase loan capabilities Continued origination volume and profitability growth in down-turned market Wholesale Channel Focus e-Point customer interfacing application Empower! Loan Origination System Document Image Technology Effective Technology Proprietary staffing model targets optimal headcount Decentralized operating structure (branches) Effective use of temporary/contract staffing Flexible Operation Proven sales capabilities Short-interval product development Strong position in both fixed rate and ARM Products Product/Market Innovation

Wholesale Channel Focus Direct Lending Correspondent Wholesale/GPX Originates 3% of production 3 locations Dedicated sales staff Originates 12% of production Sales territories in 3 regions: East, West, Midwest East West Mid West GPX (Each region is headed by a general manager) 6 regional managers report to the GMs 33 wholesale branch managers 6 GPX branch managers 445 Account Executives Originates 85% of production 33 wholesale branches 6 GPX branches

Successful Wholesale Branch Expansion Fairfax, VA Fairfax, VA Silver Spring, MD Columbus, OH Columbus, OH Detroit, MI Denver, CO Denver, CO Salt Lake City, UT Las Vegas, NV Las Vegas, NV 2003 2004 2003 2004 2003 2004 2004 $1,000 M $1,500 M $500 M +97% +132% 26% +308% 2003

Innovative Mortgage Products GPM offers a diverse mix of products to satisfy customers' borrowing needs GPM has been marketing interest-only loans since 2001 and negative amortization loans since 1997 ARM and HELOC products have increased in popularity as interest rates have risen Product Mix Originated in Q1 2005 Hybrid ARMs = 51% Option ARMs = 15% HELOCs/2nds = 15% Fixed Rate = 19% I/Os (including HELOCs) represent 58% of total originations

ARM Origination Mix and Growth Non-ARM Alt-A Jumbo Heloc Commercial 2004 9.6 9.3 15.1 5.2 0.5 2004 Production Non-Arm 24% ARM 76% Non-ARM Alt-A Jumbo Heloc Commercial Q1 2005 2 3.3 2.9 1.4 0.1 Q1 2005 Production Non-Arm 20% ARM 80%

Borrower/Property Characteristics Product FICO LTV Single Family Residence Owner Occupied No Doc Interest-Only 716 76% 64% 80% 1% Option ARM 724 76% 52% 65% 0% HELOCs 716 87%* 64% 82% 1% * CLTV

Non-Owner Occupied Loan Criteria Borrowers must qualify at the greater of the fully indexed rate or 4.5% Higher cash reserves are required Higher FICO scores and lower LTV criteria are required GPM will finance up to 4 properties (maximum) or $1,000,000

Prudent Approach Risk is Mitigated GPM sells all Option ARM products to 3rd party investors GPM releases all servicing related to those products Loan Fulfillment Underwriting is performed locally to ensure full knowledge of market conditions and broker community e-Point is a rules based engine (not score based) resulting in full underwriting of each loan by a seasoned underwriter Exceptions are tightly controlled through Empower! Pre-funding analysis and national appraisal report outside of operations and production

Pre-Funding Quality Control Loans reviewed prior to funding Broker watch lists and underwriter referrals are reviewed for fraud Loan selections are targeted and discretionary FraudGuard (electronic loan review) identifies loans with higher risk of fraud Loans can not fund until issues (if any) are resolved - Empower! controlled Approximately 20% of applications are reviewed Pre-funding analysts located in branch network Appraisal In-house staff appraisers located in branch network review appraisals based on underwriter request and targeted reviews Appraisals performed by licensed appraiser by the state in which the property is located GPM requires appraiser to carry E&O insurance equal or greater than $250,000

Loan Performance Monitoring Executive management reviews monthly and quarterly loan performance by product type and specific characteristics GPM has sufficient reserves (reviewed monthly and adjusted accordingly) meeting or exceeding agency standards Management reviews processes and controls and makes improvements in response to the results of loan performance Post-Closing Quality Control group audits performance of loans originated (randomly selected statistical and stratified sample of loans)

Ability to Make Loan Level Exceptions Incoming Application Standard Process Exception Process Standard Underwriting & Pricing Funding Under- writer Review Capital Markets Review Unique High-Touch Process Uniquely geared to meet Alt-A borrower needs Extensive product offering (with pre-determined investors) Underwriting and pricing designed to "marry" borrower need with secondary market appetite requirements Specialty Loan GPX Channel

Continued Success

Factors for Continued Success Geographic Expansion Market Penetration (continue to grow AE staff) Product Innovation Specialty Loan Market Focus Leveraging Technology Proven Strategies Leverage Strong Relationships Utilize Marketing Tools & Techniques Make Loan Process More Customer Friendly Increase Use of Analytical/Automated Tools Ongoing Initiatives

Summary

Summary Highly profitable mortgage franchise Demonstrated ability to compete Successful track record of innovation Well positioned to capture market share and benefit in the mortgage industry